Dreyfus BASIC
      California Municipal
      Money Market Fund

      SEMIANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                           California Municipal

                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC California Municipal Money Market Fund, covering the six-month period from July 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

During the reporting period, tax-exempt money market funds helped investors preserve their capital and reduce current income taxes while stock prices declined. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, short-term securities. However, largely because of the Federal Reserve Board's efforts to stimulate renewed economic growth, interest rates and money market yields have declined to their lowest levels in more than 40 years.

Can the money markets continue to protect investors' capital? While there are no guarantees, we believe it's likely they can. But over the longer term, investing only in money market funds may incur substantial levels of opportunity risk, which is the danger of missing out on chances to earn higher levels of growth or income. In our view, money market funds are an excellent choice for emergency reserves and money that you may need to spend over the next several years, but they probably are not the best alternatives for building wealth over the long term.

Your financial advisor can help you determine which long-term investments are appropriate for your individual needs, goals and attitudes toward risk. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC California Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 2002, the fund produced an annualized yield of 0.95% and, after taking into account the effects of compounding, an annualized effective yield of 0.96% .(1)

We attribute the fund' s performance to declining interest rates, especially during the second half of the reporting period, which resulted in lower yields for tax-exempt money market securities.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal and California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from California issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in California' s short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund' s weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s weighted average maturity to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we
                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

anticipate little issuance and therefore lower yields, we may increase the fund' s average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

Two  primary  factors  influenced  the  fund' s performance during the reporting
period:   lower   interest  rates  and  California' s  ongoing  budget  crisis.

Because yields of tax-exempt money market instruments tend to move in tandem with interest rates, the Federal Reserve Board' s reduction of short-term interest rates in November resulted in lower yields for the fund. The benchmark
federal   funds   rate   currently   stands  at  a  historical  low  of  1.25%

California' s budget crisis was the second factor affecting the fund' s performance. Like most states, California is grappling with budget woes, some of which were left over from the 2001 energy crisis. However, California's budget difficulties are more severe than most. When technology stocks of Silicon Valley companies soared in the late 1990s, capital gains tax revenues flowed into the state in record amounts. At the same time, these stocks helped fuel the rise of the overall stock market, and additional money was pumped into state coffers via capital gains taxes as individuals took profits. Fortunately, the state used some of its boom-era revenues to pay down debt, build up cash reserves and make much-needed statewide improvements to roads and housing projects.

After peaking in 2000, however, technology stocks have plummeted and much of this revenue stream has vanished for California. Without substantial capital gains tax revenues, the newly reelected governor recently announced that California needs an additional $35 billion to cover budget gaps over the next 18 months.

In an attempt to partially offset its revenue shortfalls, California set records during 2002 for the highest volume of overall note issuance in a single calendar year, $72 billion from approximately 3,500 issuers. We viewed this surge in the supply of new securities as an opportunity to further
diversify   the   fund,   a   strategy  that  we  believe  helps  reduce  risk.

Finally, the major credit rating agencies downgraded California's credit rating late in the reporting period to the lowest level of any state, making it more expensive for California to borrow. While we are concerned with these developments, we have maintained a very cautious posture, focusing on securities from California municipalities issuers that derive their revenues primarily from local property taxes, not state income or sales taxes.

What is the fund's current strategy?

As of December 31, 2002, the fund's weighted average maturity was 44 days, which is neutral to its peer group, versus 34 days when the reporting period began. In addition, variable-rate demand notes (VRDNs), on which yields are reset daily or weekly, constituted approximately 80% of the fund's total assets as of the last day of the reporting period. Municipal notes comprised the balance, at approximately 20%. These percentages represented an allocation that was similar to that of the fund's peer group average and had not changed substantially from the beginning of the reporting period. As always, we are prepared to modify the fund's asset allocation strategy as market conditions change.

January 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund


STATEMENT OF INVESTMENTS

December 31, 2002 (Unaudited)

                                                                                              Principal
TAX EXEMPT INVESTMENTS--100.0%                                                                Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Abag Financial Authority

  COP, VRDN, Refunding

   1.55%, (LOC; BNP Paribas)                                                                    500,000  (a)             500,000

Alameda Union School District, GO Notes

   TRAN 3%, 7/1/2003                                                                          2,000,000                2,013,167

Berkeley, GO Notes, TRAN

   2%, 12/3/2003                                                                              2,500,000                2,517,031

State of California, RAN

   1.42%, 6/20/2003                                                                             400,000                  400,000

California Pollution Control Financing Authority, VRDN:

  PCR, Refunding (Pacific Gas and Electric):

      1.75% (LOC; JPMorgan Chase Bank)                                                        1,400,000  (a)           1,400,000

      1.80% (LOC; Bank of America)                                                            1,600,000  (a)           1,600,000

   RRR (Burney Forest Products)

      1.49% (LOC; Fleet National Bank)                                                        4,100,000  (a)           4,100,000

California State Department of Water Resource

   Power Revenue, 1.80% (LOC; BNP Paribas)                                                    2,200,000  (a)           2,200,000

California Statewide Communities Development Authority

  VRDN:

    MFHR (Oakmont Senior Living)

         1.55% (LOC: East West Bank and FHLB)                                                 5,340,000  (a)           5,340,000

      Revenue (St. Mary and All Angels School)

         1.50% (LOC; Allied Irish Bank)                                                       1,300,000  (a)           1,300,000

Charter Mac Low Floater Certificates Trust, VRDN

  1.65% (Insured; MBIA and LOC: Bayerische Landesbank,

   Dexia Credit Locale and Toronto Dominion Bank)                                             4,000,000  (a)           4,000,000

Cupertino Union School District, GO Notes

   TRAN 2.75%, 7/1/2003                                                                       2,000,000                2,010,731

Davis California Joint Union School District

  Yolo and Solano Counties

   TRAN 2.50%, 12/10/2003                                                                       800,000                  809,129

Fremont:

   GO Notes 2.50%, 2/1/2003                                                                   1,500,000                1,501,653

   MFHR, VRDN (Mission Wells)

      1.60% (LOC: Bayerische Landesbank
      and Credit Lyonnais)                                                                      490,000  (a)             490,000

Fresno California Union School District, GO Notes, TRAN

   2.50%, 8/27/2003                                                                           2,100,000                2,115,941

Golden Empire Schools Financing Authority, LR, VRDN

  (Kern High School District Projects)

  1.50% (LOC: California State Teachers Retirement

   System and The Bank of New York)                                                           2,500,000  (a)           2,500,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Irvine Improvement Bond Act of 1915

  Assessment District-85-7-I, VRDN

   1.50% (Insured; FSA and LOC; Dexia Credit Locale)                                          1,600,000  (a)           1,600,000

Irvine Public Facilities and Infrastructure Authority

  LR, VRDN (Capital Improvement Project)

   1.90% (LOC; HypoVereinsbank)                                                               3,800,000  (a)           3,800,000

Irvine Ranch Water District, GO Notes, VRDN

  Consolidated Improvement Districts

   1.43% (LOC; Toronto-Dominion Bank)                                                           400,000  (a)             400,000

Los Angeles Community Redevelopment Agency, MFHR

  VRDN (Rental Academy Village Apartments)

  1.55% (Liquidity Facility; FNMA and LOC; Union Bank

   of Switzerland)                                                                            3,000,000  (a)           3,000,000

Los Angeles County Community Development Commission

  COP, VRDN (Willowbrook Project)

   1.49% (LOC; Wells Fargo Bank)                                                              1,300,000  (a)           1,300,000

Los Angeles County Housing Authority, MFHR, Refunding

  VRDN (Malibu Meadows Project)

   1.50% (Insured; FNMA)                                                                      3,800,000  (a)           3,800,000

Metropolitan Water District, Southern California

  Water Works Revenue, VRDN:

   1.40% (Liquidity Facility; Bank of America)                                                2,000,000  (a)           2,000,000

   1.65% (Liquidity Facility; HypoVereinsbank)                                                2,500,000  (a)           2,500,000

Moreno Valley Union School District, GO Notes

   TRAN 3%, 7/24/2003                                                                         2,250,000                2,269,331

Oakland, COP, VRDN (Capital Equipment Project)

   1.50% (LOC; Landesbank
   Hessen-Thuringen Girozentrale)                                                             3,400,000  (a)           3,400,000

Orange County, Apartment Development Revenue, VRDN:

   (Aliso Creek Project) 1.50% (LOC; FHLMC)                                                   3,400,000  (a)           3,400,000

   Refunding (Capistrano Pointe) 1.50% (LOC; FHLMC)                                             500,000  (a)             500,000

Rancho Mirage Joint Powers Financing Authority, Revenue

  VRDN (Eisenhower Medical Center)

   1.46% (LOC; Allied Irish Bank)                                                             1,400,000  (a)           1,400,000

Riverside County Housing Authority, MFMR, VRDN

  Refunding (Mountain View Apartments)

  1.45% (LOC: FHLB and Redlands Federal

   Savings and Loans)                                                                         1,925,000  (a)           1,925,000

San Francisco City and County Finance Corporation

  LR, VRDN (Moscone Center Expansion Project)

  1.40% (Insured; AMBAC and Liquidity Facility: JPMorgan

   Chase Bank and State Street Bank and Trust Co.)                                            4,300,000  (a)           4,300,000

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

San Francisco City and County Redevelopment Agency

  Multi-Family Revenue, Refunding, VRDN

   (Fillmore) 1.54% (LOC; Credit Suisse First Boston)                                         4,000,000  (a)           4,000,000

San Jose Union School District

  Santa Clara County, GO Notes

   4%, 8/1/2003 (Insured; FSA)                                                                1,400,000                1,420,911

Stockton, MFHR, VRDN (Mariners Pointe Association)

   1.60% (LOC; Credit Suisse First Boston)                                                    2,500,000  (a)           2,500,000

Sweetwater Union High School District, COP, VRDN

  1.55% (Insured; FSA and Liquidity Facility;

   Wachovia Bank)                                                                             3,720,000  (a)           3,720,000

Union City, MFHR, VRDN, Refunding

   (Mission Sierra) 1.45% (Insured; FNMA)                                                     1,200,000  (a)           1,200,000

TOTAL INVESTMENTS (cost $83,232,894)                                                              100.0%              83,232,894

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.0%)                (25,175)

NET ASSETS                                                                                        100.0%              83,207,719


Summary of Abbreviations

AMBAC                American Municipal Bond

                     Assurance Corportation

COP                  Certificate of Participation

FHLB                 Federal Home Loan Bank

FHLMC                Federal Home Loan Mortgage

                         Corporation

FNMA                 Federal National Mortgage

                         Association

FSA                  Financial Security Assurance

GO                   General Obligation

LOC                  Letter of Credit

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance

                         Insurance Corporation

MFHR                 Multi-Family Housing Revenue

MFMR                 Multi-Family Mortgage Revenue

PCR                  Pollution Control Revenue

RAN                  Revenue Anticipation Notes

RRR                  Resources Recovery Revenue

TRAN                 Tax and Revenue Anticipation Notes

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               97.7

AAA, AA, A (b)                   Aaa, Aa, A (b)                  AAA, AA, A (b)                                    1.7

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                      .6

                                                                                                                 100.0

(A)   SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
      CHANGE.

(B)   NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
      THE ISSUERS.

(C)   SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
      HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
      RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002 (Unaudited)

                                                               Cost       Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  83,232,894  83,232,894

Cash                                                                     54,280

Interest receivable                                                     228,051

                                                                     83,515,225

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    29,766

Bank loan payable--Note 3                                               225,000

Dividends payable                                                        52,730

Interest payable--Note 3                                                     10

                                                                        307,506

NET ASSETS ($)                                                       83,207,719

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      83,208,690

Accumulated net realized gain (loss) on investments                        (971)

NET ASSETS ($)                                                       83,207,719

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)       83,208,690

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended December 31, 2002 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                        597,200

EXPENSES:

Management fee--Note 2                                                 191,032

Interest expense--Note 3                                                 2,639

TOTAL EXPENSES                                                         193,671

INVESTMENT INCOME--NET                                                 403,529

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                    (668)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   402,861

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 2002            Year Ended
                                              (Unaudited)         June 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--Net                            403,529             1,169,205

Net realized gain (loss) on investments              (668)                   --

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                      402,861             1,169,205

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (403,529)           (1,169,205)

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 103,248,655           211,305,873

Dividends reinvested                              242,960               709,046

Cost of shares redeemed                      (101,777,459)         (219,020,550)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        1,714,156            (7,005,631)

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,713,488            (7,005,631)

NET ASSETS ($):

Beginning of Period                            81,494,231            88,499,862

END OF PERIOD                                  83,207,719            81,494,231

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended                              Year Ended June 30,
                                        December 31, 2002          -----------------------------------------------------------------
                                             (Unaudited)             2002          2001        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             1.00              1.00          1.00        1.00           1.00          1.00

Investment Operations:

Investment income--net                             .005              .013          .030        .028           .026          .031

Distributions:

Dividends from investment
   income--net                                    (.005)            (.013)        (.030)      (.028)         (.026)        (.031)

Net asset value, end of period                     1.00              1.00          1.00        1.00           1.00          1.00

TOTAL RETURN (%)                                    .95(a)           1.36          3.03        2.85           2.62          3.13

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .45(a)            .45           .45         .45            .45           .45

Ratio of interest expense
   to average net assets                            .01(a)            .01           .02         .01            .01           .01

Ratio of net investment income

   to average net assets                            .95(a)           1.36          2.97        2.80           2.58          3.08

Net Assets, end of period
   ($ x 1,000)                                   83,208            81,494        88,500     119,486        109,392       100,262

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                           The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

 Dreyfus   BASIC  California  Municipal  Money  Market Fund (the "fund")  is  a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund' s investment objective is to provide a high level of current income exempt from federal and California State income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(C) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

All cash balances were maintained with the Custodian, Mellon Bank, N.A.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $303 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2002. If not applied, the carryover expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended June 30, 2002 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2002 was approximately $229,800 with a related weighted average annualized interest rate of 2.28%.

                                                             The Fund

                        For More Information

                        Dreyfus BASIC
                        California Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  307SA1202



      Dreyfus BASIC
      Massachusetts Municipal
      Money Market Fund

      SEMIANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                        Massachusetts Municipal
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC Massachusetts Municipal Money Market Fund, covering the six-month period from July 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

During the reporting period, tax-exempt money market funds helped investors preserve their capital and reduce current income taxes while stock prices declined. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, short-term securities. However, largely because of the Federal Reserve Board's efforts to stimulate renewed economic growth, interest rates and money market yields have declined to their lowest levels in more than 40 years.

Can the money markets continue to protect investors' capital? While there are no guarantees, we believe it's likely they can. But over the longer term, investing only in money market funds may incur substantial levels of opportunity risk, which is the danger of missing out on chances to earn higher levels of growth or income. In our view, money market funds are an excellent choice for emergency reserves and money that you may need to spend over the next several years, but they probably are not the best alternatives for building wealth over the long term.

Your financial advisor can help you determine which long-term investments are appropriate for your individual needs, goals and attitudes toward risk. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC Massachusetts Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 2002, the fund produced an annualized yield of 1.01% and, after taking into account the effects of compounding, an annualized effective yield of 1.02%.(1)

We attribute the fund's relatively modest returns to declining interest rates, especially during the second half of the reporting period, which resulted in lower yields for tax-exempt money market securities.

What is the fund's investment approach?

The fund's goal is to seek a high level of current income exempt from federal and Massachusetts income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from Massachusetts issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in Massachusetts' short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund's weighted average maturity to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase
                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the fund's average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

The most significant factor that influenced the fund's performance during the reporting period was the weak U.S. economy, which resulted in lower interest rates as well as lower tax revenues and budget gaps for most states and municipalities, including Massachusetts.

When the reporting period began, the U.S. economy was growing slowly and inconsistently. At the same time, mounting concerns over a possible war with Iraq, questionable accounting practices at several large, well-known corporations and general uncertainty within the stock market created a "flight to quality" among investors seeking more stable investment alternatives. As demand for tax-exempt money market securities increased, their yields fell. In addition, the Federal Reserve Board's decision in November to cut short-term interest rates to just 1.25% drove yields lower.

Throughout the reporting period, states and municipalities grappled with lower tax revenues and growing budget gaps. Many states, including Massachusetts, tapped so-called "rainy day" reserves established during previous years. In addition, some states cut state-funded programs and services, while others raised taxes and fees to cover revenue shortfalls.

Toward the end of the reporting period, Massachusetts lawmakers continued to announce higher projected deficits, a trend we believe will continue over the near term. Massachusetts may have to cut expenditures, reduce services and come up with other creative ideas to raise money to bridge its budget gap. That said, we are encouraged that we have continued to find, on a case-by-case basis, a sufficient volume of securities from Commonwealth issuers to provide the fund with ample diversification and meet our credit quality standards.


What is the fund's current strategy?

As of the end of the reporting period, approximately 72% of the fund's total assets were invested in variable-rate demand notes, with 25% invested in municipal notes and 3% in commercial paper. These percentages are generally in line with that of the fund's peer group and they did not change substantially during the reporting period. In addition, as of the end of the reporting period the fund's weighted average maturity was 45 days, which is neutral to its peer group, versus 49 days when the reporting period began.

We currently are generally avoiding issuers that depend more on state aid than local revenue sources, largely because we believe they could be vulnerable to state cutbacks during troubled economic times. In our experience, budget pressures tend to get pushed downward, onto cities and localities where state financial aid is crucial. Instead, we are favoring municipalities where revenues are derived primarily through property taxes, which we consider a more stable source of funds.

January 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2002 (Unaudited)


                                                                                               Principal
TAX EXEMPT INVESTMENTS--99.8%                                                                 Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Avon, GO Notes, BAN 2%, 3/5/2003                                                              4,000,000                4,002,735

Cohasset, GO Notes, BAN 2.50%, 7/25/2003                                                      8,000,000                8,045,146

Concord, GO Notes, BAN 2.50%, 2/27/2003                                                       2,000,000                2,002,748

Duxbury, GO Notes, BAN 2.50%, 1/15/2003                                                       5,000,000                5,001,507

Edgartown, GO Notes, BAN 2.50%, 8/1/2003                                                      3,238,078                3,256,598

Leominster, GO Notes, BAN 2.25%, 11/14/2003                                                   4,276,000                4,297,896

Marion, GO Notes, BAN 2%, 9/26/2003                                                           3,500,000                3,513,915

State of Massachusetts, GO Notes, VRDN:

  1.53% (Insured; FGIC and Liquidity Facility;

      Merrill Lynch & Co.)                                                                    5,210,000  (a)           5,210,000

   Refunding:

      1.50% (Liquidity Facility; Toronto Dominion Bank)                                       3,600,000  (a)           3,600,000

      1.60% (Liquidity Facility; Landesbank Hessen

         Thuringen Girozentrale)                                                              7,200,000  (a)           7,200,000

      2% (Liquidity Facility; Commerzbank)                                                    6,100,000  (a)           6,100,000

Massachusetts Bay Transportation Authority

  General Transportation Systems, GO Notes, VRDN

   1.55% (Liquidity Facility; Westdeutsche Landesbank)                                        6,000,000  (a)           6,000,000

Massachusetts Development Finance Agency:

  College and University Revenue, Refunding, VRDN

      (Smith College) 1.50%                                                                   5,900,000  (a)           5,900,000

   Revenue:

      CP 1.20%, 4/7/2003 (LOC; Wachovia Bank)                                                 5,000,000                5,000,000

      VRDN:

         (Dexter School Project)

            1.55% (Insured; MBIA and Liquidity Facility;

            Wachovia Bank)                                                                    1,000,000  (a)           1,000,000

         (Loomis Communities)

            1.53% (LOC; ABN-AMRO)                                                             4,700,000  (a)           4,700,000

         (Meadowbrook School)

            1.05% (LOC; Allied Irish Banks)                                                   3,000,000  (a)           3,000,000

         (Worcester Academy)

            1.60% (LOC; Allied Irish Banks)                                                   3,000,000  (a)           3,000,000

Massachusetts Health and Educational Facilities Authority

  VRDN:

    College and University Revenue:

         (Amherst College) 1.45%                                                                700,000  (a)             700,000

         (Bentley College) 1.45%

            (LOC; State Street Bank and Trust Co.)                                            1,800,000  (a)           1,800,000

         (Boston University) 1.50%

            (LOC; State Street Bank and Trust Co.)                                           11,100,000  (a)          11,100,000

         (Harvard University) 1.45%                                                             500,000  (a)             500,000

         (Williams College) 1.61%                                                             2,695,000  (a)           2,695,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities Authority

  VRDN (continued):

    Revenue:

         Capital Asset Program:

            1.53% (LOC; Fleet National Bank)                                                  1,400,000  (a)           1,400,000

            1.65% (Insured; MBIA and Liquidity Facility;

               State Street Bank and Trust Co.)                                               1,900,000  (a)           1,900,000

            1.70%, Series B (Insured; MBIA and Liquidity

               Facility; State Street Bank and Trust Co.)                                       200,000  (a)             200,000

            1.70%, Series C (Insured; MBIA and Liquidity

               Facility; State Street Bank and Trust Co.)                                     1,040,000  (a)           1,040,000

         (Falmouth Assisted Living)

            1.60% (LOC; Fleet National Bank)                                                  4,100,000  (a)           4,100,000

         (Hallmark Health Systems)

            1.60% (Insured; FSA and Liquidity Facility;

               Fleet National Bank)                                                           2,900,000  (a)           2,900,000

         (Partners Healthcare Systems):

            1.45% (Insured; FSA and Liquidity Facility;

               Bayerische Landesbank and LOC;

               JPMorgan Chase Bank)                                                           2,600,000  (a)           2,600,000

            1.50% (Insured; FSA and Liquidity Facility;

               Bayerische Landesbank and LOC;

               JPMorgan Chase Bank)                                                          10,200,000  (a)          10,200,000

         Refunding (Fairview Extended) 1.55% (LOC;

            Fleet National Bank)                                                              2,500,000  (a)           2,500,000

         (Wellesley College) 1.40%                                                            1,615,000  (a)           1,615,000

Massachusetts Housing Finance Agency, VRDN:

   1.51% (Insured; MBIA and LOC; Hypovereinsbank)                                             2,600,000  (a)           2,600,000

   Multi-Family Housing, Refunding:

      (Harbor Point) 1.55% (Insured; GNMA

         and LOC; Republic National Bank)                                                    13,500,000  (a)          13,500,000

      (Housing Project) 1.55% (Insured; FNMA)                                                 1,200,000  (a)           1,200,000

Massachusetts Industrial Finance Agency

  College and University Revenue, VRDN:

    (Milton Academy) 1.55% (Insured; MBIA

         and Liquidity Facility; Fleet National Bank)                                         1,000,000  (a)           1,000,000

      Refunding (Showa Women's Institute)

         1.85% (LOC; The Bank of New York)                                                    4,900,000  (a)           4,900,000

Massachusetts Water Resource Authority

  Water Revenue, VRDN (Multi-Modal):

      1.50% (LOC; Helaba)                                                                     3,500,000  (a)           3,500,000

      2.05% (Insured; AMBAC and Liquidity Facility:

         Bank of Nova Scotia, Commerzbank

         and Dexia Credit Locale)                                                             5,500,000  (a)           5,500,000

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Massachusetts Water Resource Authority

  Water Revenue, VRDN (Multi-Modal) (continued):

    Refunding:

         1.50% (Insured; FGIC and Liquidity Facility; FGIC)                                  11,450,000  (a)          11,450,000

         1.80% (LOC; Landesbank Hessen

            Thuringen Girozentrale)                                                           1,900,000  (a)           1,900,000

Norwell, GO Notes, BAN 2.75%, 2/21/2003                                                       3,000,000                3,004,535

Seekonk, GO Notes, BAN 2.25%, 8/29/2003                                                       1,000,000                1,005,181

Spencer East Brookfield Regional School District

   GO Notes, BAN 3%, 5/16/2003                                                                6,000,000                6,024,500

Wellesley, GO Notes, BAN 2.25%, 6/5/2003                                                      5,000,000                5,015,424

West Springfield, GO Notes, BAN 2.25%, 1/16/2003                                              2,130,000                2,130,473

TOTAL INVESTMENTS (cost $188,810,658)                                                             99.8%              188,810,658

CASH AND RECEIVABLES (NET)                                                                          .2%                  382,177

NET ASSETS                                                                                       100.0%              189,192,835


Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

BAN                 Bond Anticipation Notes

CP                  Commercial Paper

FGIC                Financial Guaranty Insurance
                        Company

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

GNMA                Government National Mortgage
                        Association

GO                  General Obligation

LOC                 Letter of Credit

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+,A1                                87.6

Not Rated( b)                    Not Rated( b)                   Not Rated( b)                                    12.4

                                                                                                                 100.0

(A)   SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
      CHANGE.

(B)   SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
      HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
      RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           188,810,658    188,810,658

Cash                                                                    226,421

Interest receivable                                                     813,142

                                                                    189,850,221

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    71,460

Bank loan payable--Note 3                                               450,000

Dividends payable                                                       135,823

Interest payable--Note 3                                                    103

                                                                        657,386

NET ASSETS ($)                                                      189,192,835

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     189,192,835

NET ASSETS ($)                                                      189,192,835

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      189,203,920

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended December 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,411,428

EXPENSES:

Management fee--Note 2                                                 433,501

Interest expense--Note 3                                                 2,349

TOTAL EXPENSES                                                         435,850

INVESTMENT INCOME--NET, REPRESENTING NET
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     975,578

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 2002           Year Ended
                                              (Unaudited)        June 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET
   INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                  975,578            2,280,789

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (975,578)          (2,280,789)

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 161,904,843          313,615,972

Dividends reinvested                              189,670              514,241

Cost of shares redeemed                      (141,502,860)        (283,576,304)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       20,591,653           30,553,909

TOTAL INCREASE (DECREASE) IN NET ASSETS        20,591,653           30,553,909

NET ASSETS ($):

Beginning of Period                           168,601,182          138,047,273

END OF PERIOD                                 189,192,835          168,601,182

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended                                  Year Ended June 30,
                                        December 31, 2002          ---------------------------------------------------------------
                                               (Unaudited)          2002          2001          2000           1999          1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .005          .014          .032          .032           .027          .031

Distributions:

Dividends from
   investment income--net                             (.005)        (.014)        (.032)        (.032)         (.027)        (.031)

Net asset value, end of period                        1.00          1.00          1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                      1.01(a)       1.41          3.29          3.21           2.76          3.17

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .45(a)        .45           .45           .45            .45           .47

Ratio of interest expense
   to average net assets                               .00(a,b)      .00(b)        .01           .01             --            --

Ratio of net investment income
   to average net assets                              1.01(a)       1.38          3.22          3.18           2.71          3.15

Net Assets, end of period
   ($ x 1,000)                                     189,193       168,601       138,047       123,027        122,751       111,394

(A) ANNUALIZED.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to provide a high level of current income exempt from federal and Massachusetts state income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premiums on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(C) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund. All cash balances were maintained with the Custodian, Mellon Bank, N.A.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended June 30, 2002 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurels Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2002 was approximately $211,900 with a related weighted average annualized interest rate of 2.20%.

                                                                        The Fund

                     For More Information

                        Dreyfus BASIC
                        Massachusetts Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  715SA1202




      Dreyfus BASIC
      New York Municipal
      Money Market Fund

      SEMIANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                             New York Municipal
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC New York Municipal Money Market Fund, covering the six-month period from July 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

During the reporting period, tax-exempt money market funds helped investors preserve their capital and reduce current income taxes while stock prices declined. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, short-term securities. However, largely because of the Federal Reserve Board's efforts to stimulate renewed economic growth, interest rates and money market yields have declined to their lowest levels in more than 40 years.

Can the money markets continue to protect investors' capital? While there are no guarantees, we believe it's likely they can. But over the longer term, investing only in money market funds may incur substantial levels of opportunity risk, which is the danger of missing out on chances to earn higher levels of growth or income. In our view, money market funds are an excellent choice for emergency reserves and money that you may need to spend over the next several years, but they probably are not the best alternatives for building wealth over the long term.

Your financial advisor can help you determine which long-term investments are appropriate for your individual needs, goals and attitudes toward risk. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC New York Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 2002, the fund produced an annualized yield of 0.99% and, after taking into account the effects of compounding, an annualized effective yield of 0.99%.(1)

We attribute the fund' s modest returns to declining interest rates, which resulted in lower yields for tax-exempt money market securities during the reporting period.

What is the fund's investment approach?

The fund' s goal is to seek a high level of current income exempt from federal, New York state and New York city income taxes consistent with the preservation of capital and the maintenance of liquidity. To pursue this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from New York issuers that we believe are most likely to provide high tax-exempt current income, while focusing on credit risk. We also actively manage the fund's weighted average maturity in anticipation of interest-rate and supply-and-demand changes in New York' s short-term municipal marketplace.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund' s weighted average maturity uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s weighted average maturity to make cash available for the purchase of higher-yielding securities. This is due to the fact that yields tend to rise temporarily if issuers are competing for investor interest. If we expect demand to surge at a time when we
                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

anticipate little issuance and therefore lower yields, we may increase the fund' s weighted average maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral weighted average maturity.

What other factors influenced the fund's performance?

The most significant factor that influenced the fund during the reporting period was falling interest rates, including the Federal Reserve Board's rate-cut in November, which drove the federal funds rate to just 1.25% at the end of the reporting period. As short-term interest rates fell, so did tax-exempt money market yields.

Lower interest rates were primarily the result of a weaker than expected U.S. economy. Despite the start of a recovery early in 2002, the national economy was troubled throughout the reporting period by inconsistent growth, low levels of corporate spending and the threat of war with Iraq. In addition, New York City faced its own fiscal challenges related to the lingering effects of the September 11 terrorist attacks and a persistently volatile stock market.

While New York state's finances were also influenced by many of these factors, it has not been alone. Like most other states, New York has received less revenue from its income, sales and capital gains taxes. Greater issuance of short-term debt has been a key part of New York state's response to mounting fiscal pressures. The state's supply of newly issued securities also increased as large governmental authorities refinanced existing debt at lower rates. Most notably, the Metropolitan Transit Authority issued more than $10 billion of bonds during 2002.

Although an expanding supply of new securities has historically tended to cause yields to rise, any increase during the reporting period was easily absorbed by heightened investor demand for high-quality, fixed-income securities. Despite their relatively low yields, many investors have shifted assets into tax-exempt money market funds because of concerns regarding the persistently weak stock market and a desire to preserve capital. In light of these developments, we adopted a more cautious approach to credit analysis, including greater scrutiny of issuers' projected revenues to ensure that they are realistic under current and expected economic conditions.

What is the fund's current strategy?

As of the reporting period's end, the fund's weighted average maturity was 56 days, which we considered neutral relative to the fund's peer group average. In contrast, the fund' s weighted average maturity was a relatively short 40 days when the reporting period began. This shift reflected our belief that economic weakness was likely to persist over the near term.

Our sector allocation strategy changed very little during the reporting period. As of December 31, 2002, variable-rate demand notes (VRDNs), on which yields are reset daily or weekly, comprised approximately 76% of the fund's total assets. Municipal notes represented approximately 24% of assets. Of course, we are prepared to change our strategies and the fund' s composition as market conditions evolve.

January 15, 2003

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund


STATEMENT OF INVESTMENTS

December 31, 2002 (Unaudited)

                                                                                              Principal
TAX EXEMPT INVESTMENTS--98.9%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Albany Industrial Development Agency, IDR, VRDN

  (Newkirk Products Project)

   1.70% (LOC; Fleet Bank)                                                                    1,400,000  (a)           1,400,000

Farmingdale Union Free School District, GO Notes, TAN

   2%, 6/26/2003                                                                             13,100,000               13,132,320

Great Neck North Water Authority, Water System

  Revenue, Refunding, VRDN

   1.60% (Insured; FGIC and Liquidity Facility; FGIC)                                         7,700,000  (a)           7,700,000

Herricks Union Free School District, GO Notes, BAN

   2%, 12/3/2003                                                                             10,000,000               10,058,087

Jay Street Development Corporation, Court Facility

  LR, VRDN (Jay Street Project):

      1.55% (LOC; JPMorgan Chase Bank)                                                       10,900,000  (a)          10,900,000

      1.55% (LOC; Landesbank Hessen-Thuringen

         Girozentrale)                                                                       12,200,000  (a)          12,200,000

Lancaster Central School District, GO Notes, BAN

   2%, 7/30/2003                                                                              9,903,479                9,930,447

Levittown Union Free School District, GO Notes, TAN:

   2.25%, 6/26/2003                                                                           4,000,000                4,012,513

   2.50%, 6/26/2003                                                                           8,200,000                8,235,010

Long Island Power Authority, Electric System Revenue

  VRDN 1.49% (Insured; MBIA and Liquidity

   Facility; Credit Suisse First Boston)                                                     11,300,000  (a)          11,300,000

Middle Country Central School District, GO Notes, TAN

   2.50%, 6/26/2003                                                                           6,000,000                6,026,754

Monroe County Airport Authority, Airport Revenue

  VRDN 1.55% (Insured; MBIA and Liquidity

   Facility; Merrill Lynch and Co.)                                                           4,900,000  (a)           4,900,000

Monroe County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (St. Ann's Home for the Aged Project)

   1.55% (LOC; HSBC Bank USA)                                                                10,700,000  (a)          10,700,000

Nassau County Interim Finance Authority

  Sales Tax Revenue, VRDN

  1.50% (Insured; FSA and Liquidity Facility;

   BNP Paribas)                                                                              16,600,000  (a)          16,600,000

New York City, GO Notes, VRDN:

   1.50%, Series B-8 (LOC; Bayerische Landesbank)                                             5,505,000  (a)           5,505,000

   1.50%, Series F-5 (LOC; Bayerische Landesbank)                                             5,385,000  (a)           5,385,000

   1.55% (LOC; Helaba)                                                                        2,530,000  (a)           2,530,000

   1.55%, Series A-10 (LOC; JPMorgan Chase Bank)                                              2,400,000  (a)           2,400,000

   1.55%, Series E-2 (LOC; JPMorgan Chase Bank)                                               1,600,000  (a)           1,600,000

   1.70% (Insured; FSA and Liquidity Facility;

      Dexia Credit Locale)                                                                    6,615,000  (a)           6,615,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

New York City Housing Development Corporation

  Multi-Family Rental Housing Revenue, VRDN:

      (Carnegie Park) 1.55% (Insured; FNMA)                                                   2,800,000  (a)           2,800,000

      (Monterey) 1.55% (Insured; FNMA)                                                       13,400,000  (a)          13,400,000

      (West 89th Street Development)

         1.60% (LOC; FNMA)                                                                   14,000,000  (a)          14,000,000

New York City Industrial Development Agency

  Civic Facility Revenue, VRDN (Casa Project)

   1.60% (LOC; JPMorgan Chase Bank)                                                           3,000,000  (a)           3,000,000

New York City Municipal Water Finance Authority

  Water and Sewer System Revenue, VRDN

  1.45% (Liquidity Facility: Toronto Dominion

   Bank and Bank of Nova Scotia)                                                             13,200,000  (a)          13,200,000

New York City Trust, Cultural Resources Revenue

  VRDN (Solomon R. Guggenheim Foundation)

   1.75% (LOC; Westdeutsche Landesbank)                                                       1,400,000  (a)           1,400,000

New York State Dormitory Authority, Revenues

  VRDN:

    (New York Foundling Charitable Corp.)

         1.55% (LOC; Allied Irish Bank)                                                       4,940,000  (a)           4,940,000

      (Rochester Institute of Technology)

         1.60% (Insured; AMBAC and Liquidity Facility;

         Fleet National Bank)                                                                10,000,000  (a)          10,000,000

New York State Energy Research and Development

  Authority, PCR, VRDN

    (New York State Electric and Gas):

         1.55% (LOC; Bank One)                                                                3,500,000  (a)           3,500,000

         1.59% (LOC; JPMorgan Chase Bank)                                                     2,000,000  (a)           2,000,000

         1.78% (LOC; Fleet National Bank)                                                     8,000,000  (a)           8,000,000

New York State Housing Finance Agency, Revenues

  VRDN:

    (East 84th Street)

         1.80% (LOC; Bayerische Hypo-und Vereinsbank)                                         5,400,000  (a)           5,400,000

      (Normandie Court I Project)

         1.45% (LOC; Landesbank Hessen-Thuringen

         Girozentrale)                                                                       11,050,000  (a)          11,050,000

      (66 West 38th Street)

         1.90% (LOC; Bayerische Hypo-und Vereinsbank)                                         4,600,000  (a)           4,600,000

New York State Local Governmental Assistance

  Corporation, Sales Tax Revenue, VRDN:

      1.45% (LOC; Societe Generale)                                                          26,000,000  (a)          26,000,000

      1.50% (LOC: Bayerische Landesbank and

         Westdeutsche Landesbank)                                                            31,715,000  (a)          31,715,000

Oneida Indian Nation, Revenue, VRDN

   1.50% (LOC; Bank of America)                                                              10,200,000  (a)          10,200,000

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Orange County Industrial Development Agency

  Civic Facility Revenue, VRDN

  (Horton Medical Center Project)

  1.60% (Insured; FSA and Liquidity Facility;

   Fleet National Bank)                                                                      10,000,000  (a)          10,000,000

Rensselaer County Industrial Development Agency

  Civic Facility Revenue, VRDN

   (Polytech Institute Project) 1.65%                                                         3,600,000  (a)           3,600,000

Rochester, GO Notes

   5.125%, 10/1/2003 (Insured; MBIA)                                                          7,610,000                7,820,167

South Huntington Union Free School District

  GO Notes:

      BAN 2.50%, 5/15/2003                                                                    9,000,000                9,021,080

      TAN 2.50%, 6/26/2003                                                                    5,400,000                5,426,237

TOTAL INVESTMENTS (cost $352,202,615)                                                              98.9%             352,202,615

CASH AND RECEIVABLES (NET)                                                                          1.1%               3,786,822

NET ASSETS                                                                                        100.0%             355,989,437


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financial Security Assurance

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

TAN                       Tax Anticipation Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               82.4

AAA, AA, A (b)                   Aaa, Aa, A (b)                  AAA, AA, A (b)                                    2.2

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    15.4

                                                                                                                 100.0

(A)   SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
      CHANGE.

(B)   NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
      THE ISSUERS.

(C)   SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
      HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
      RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                   The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           352,202,615   352,202,615

Cash                                                                  4,502,138

Interest receivable                                                   1,012,916

                                                                    357,717,669

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   133,690

Payable for shares of Beneficial Interest redeemed                    1,004,806

Bank loan payable--Note 3                                               350,000

Dividends payable                                                       239,441

Interest payable--Note 3                                                    295

                                                                      1,728,232

NET ASSETS ($)                                                      355,989,437

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     355,989,447

Accumulated net realized gain (loss) on investments                         (10)

NET ASSETS ($)                                                      355,989,437

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      355,989,447

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended December 31, 2002 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,502,840

EXPENSES:

Management fee--Note 2                                                 783,395

Interest expense--Note 3                                                 2,214

TOTAL EXPENSES                                                         785,609

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
  IN NET ASSETS RESULTING FROM OPERATIONS                            1,717,231

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        December 31, 2002            Year Ended
                                               (Unaudited)        June 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING
   NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                              1,717,231             5,024,190

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (1,717,231)           (5,024,190)

BENEFICIAL INTEREST TRANSACTIONS
  ($1.00 per share):

Net proceeds from shares sold                 149,714,860           278,533,896

Dividends reinvested                            1,524,923             4,370,309

Cost of shares redeemed                      (138,282,376)         (304,138,835)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            12,957,407           (21,234,630)

TOTAL INCREASE (DECREASE) IN NET ASSETS        12,957,407           (21,234,630)

NET ASSETS ($):

Beginning of Period                           343,032,030           364,266,660

END OF PERIOD                                 355,989,437           343,032,030

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                      Six Months Ended
                                     December 31, 2002                                  Year Ended June 30,
                                                             -----------------------------------------------------------------------
                                           (Unaudited)            2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           1.00             1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                           .005             .014          .032          .032           .027          .031

Distributions:

Dividends from
   investment income--net                       (.005)           (.014)        (.032)        (.032)         (.027)        (.031)

Net asset value,
   end of period                                 1.00             1.00          1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                  .99(a)          1.36          3.26          3.20           2.69          3.14

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                          .45(a)           .45           .45           .45            .45           .45

Ratio of interest expense
   to average net assets                          .00(a,b)         .00(b)        .01            --             --            --

Ratio of net investment income
   to average net assets                          .99(a)          1.36          3.21          3.17           2.65          3.09

Net Assets, end of period
   ($ x 1,000)                                355,989          343,032       364,267       358,095        314,095       334,488

(A) ANNUALIZED.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                           The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New York Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering three series including the fund. The fund' s investment objective is to provide a high level of current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

(C) CONCENTRATIONS: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

All cash balances were maintained with the Custodian, Mellon Bank, N.A.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain, if any, sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended June 30, 2002 was all tax exempt income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.


NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2002, was approximately $208,400 with a related weighted average annualized interest rate of 2.11%.

                                                             The Fund



                        For More Information

                        Dreyfus BASIC
                        New York  Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET
Information can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  316SA1202